Exhibit 10.1

                         LOCATEPLUS HOLDINGS CORPORATION
                              AMENDED AND RESTATED
                           INCENTIVE AND NON-QUALIFIED
                                STOCK OPTION PLAN



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                         LOCATEPLUS HOLDINGS CORPORATION
                AMENDED AND RESTATED INCENTIVE AND NON-QUALIFIED
                                STOCK OPTION PLAN


SECTION  1.     NAME  AND  PURPOSES  OF  THE  PLAN.
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(A)     NAME.  The  Plan  will  be  known as the LocatePLUS Holdings Corporation
Incentive  and  Non-Qualified  Stock  Option  Plan.

(B) PURPOSES. The purpose of the Plan is to provide key Employees and Consultants with an opportunity to share in the capital appreciation of the Common Stock of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options or Non-Qualified Stock
Options,  as  determined  by the Administrator of the Plan at the time of grant.

SECTION 2. DEFINITIONS. As used herein, the following definitions shall apply:

     (A) "ADMINISTRATOR" means the person or committee designated as such by the Board pursuant to Section 3 of the Plan, which shall administer the Plan. In the absence of such a Committee appointed by the Board, the Administrator shall be the President and Chief Executive Officer, provided that such officer is also a member of the Board of Directors.

(B) "AFFILIATE" means, whether now or hereafter existing, a person or entity that directly, or indirectly controls or is controlled by, or is under common control with, the Company, except that when used in connection with an Incentive Stock Option, "Affiliate" shall mean a Subsidiary.

(C) "BOARD" means the Board of Directors of the Company, as constituted from time to time.

     (D) "CHANGE OF CONTROL" means the happening of an event (excluding a Public Offering) that shall be deemed to have occurred upon the earliest to occur of the following events:

          (I) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

          (II) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

          (III) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another

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corporation,  other  than,  in  either  case,  a  merger or consolidation of the
Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held by each such holder in the same or substantially similar proportion (on a fully diluted basis) as such holder's ownership of voting capital stock of the Company immediately before the merger or consolidation;

          (IV) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than:
               (A)     the  Company,

               (B)     any  of  its  Subsidiaries,

               (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board,

               (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or

               (E) any Affiliate of any of the foregoing shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been members of the Board for at least 12 months prior to the date of such approval;

          (V) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than 12 months, unless the nomination for election of each new director who was not a director at the beginning of such 12-month period was approved by a vote of at least 60% of the directors then still in office who were directors at the beginning of such period; or

          (VI) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iv) are reasonably likely to occur.

     (E) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

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(F)     "COMMITTEE"  means  the  Committee  appointed by the Board in accordance with Section 3(a) of the Plan, if one is appointed, in which event the Committee shall possess the power and authority of the Board with respect to the Plan as set forth in Section 3(b) of the Plan.

(G)     "COMMON  STOCK"  means  Common  Stock  of  the  Company.

(H) "COMPANY" means LocatePLUS Holdings Corporation, a Delaware corporation, and any successor in interest that agrees to assume and maintain the Plan.

(I) "COMPANY PLAN" means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

(J) "CONSULTANT" means any person associated with the Company who is engaged by the Company to render services and is compensated by the Company for such services, including but not limited to, a director of the Company who is not an Employee, an advisor, or an independent contractor.

(K)     "DISABILITY"  or  "DISABLED"  with  respect  to  an  Optionee  means

        (I) when the Optionee is determined to be disabled within the meaning of any long-term disability policy or program sponsored by the Company covering the Optionee,  as  in  effect  as  of  the  date  of  such  determination,  or

        (II) if no such policy or program shall be in effect, when the Optionee is unable to engage in any substantial gainful activity by reason of a physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. The determination of whether an Optionee is Disabled pursuant to this Subparagraph (ii) shall be determined by the Board, whose determination shall be conclusive; provided that:

              (A) if an Optionee is bound by the terms of an executive employment agreement between the Optionee and the Company, then whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein  provided;  and

              (B) an Optionee bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he or she would be determined to be disabled under his or her employment agreement.

(L) "EMPLOYEE" means any person employed by the Company or any Subsidiary of the Company.

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(M)     "EXCHANGE  ACT"  means  the Securities Exchange Act of 1934, as amended.

(N) "FAIR MARKET VALUE" means, as of any date, the fair market value of a Share as determined pursuant to Section 7 hereof.

(O) "IMMEDIATE FAMILY" means an Optionee's spouse and lineal descendants, any trust all beneficiaries of which are any of such persons and any partnership all partners of which are any of such persons.

(P) "INCENTIVE STOCK OPTION" means any Option that is intended to be and is designated as an incentive stock option within the meaning of Section 422 of the Code.

(Q) "NON-EMPLOYEE DIRECTOR" has the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Administrator may, to the extent the Administrator deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an "outside director" as that term is defined in the regulations under Section 162(m) of the Code.

(R) "NON-QUALIFIED STOCK OPTION" means any Option that is not intended to qualify as an Incentive Stock Option.

(S)     "OPTION"  means  an  Incentive  Stock  Option  or  a Non-Qualified Stock
Option,  as  the  case  may  be,  granted  pursuant  to  the  Plan.

(T) "OPTION AGREEMENT" means the written agreement by and between the Company and an Optionee under which Optionee may purchase the Shares pursuant to the exercise of an Option.

(U)     "OPTIONEE" means an Employee or Consultant to whom an Option is granted.

(V)     "OTHER  AVAILABLE  SHARES" means, as of any date, the excess, if any of:
          (I)     the  total  number  of  Shares  owned  by  an  Optionee;  over
          (II)     the  sum  of:
                   (A) the number of Shares owned by such Optionee for months; less than six plus

                   (B) the number of Shares owned by such Optionee that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any Company Plan.

(W) "PLAN" means this Incentive and Non-Qualified Stock Option Plan, as amended from time to time.

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(X)     "PUBLIC  OFFERING"  means  the  consummation  of  a  firm  commitment underwritten public offering of equity securities of the Company registered under the Securities Act.

(Y) "SALE OF THE COMPANY" means the earliest of: (i) the closing of a sale, transfer or other disposition of all or substantially all of the shares of the capital stock then outstanding of the Company (except if such transferee is then an Affiliate); (ii) the closing of a sale, transfer or other disposition of all or substantially all of the assets of the Company (except if such transferee is then an Affiliate); or (iii) the merger or consolidation of the Company with or into another corporation (except an Affiliate), other than a merger or consolidation of the Company in which the holders of shares of the Company's voting capital stock outstanding immediately before such merger or consolidation hold greater than 50% of the surviving entity's voting capital stock after such consolidation or merger.

(Z)     "SECURITIES  ACT"  means  the  Securities  Act  of  1933,  as  amended.

(AA) "SHARE" or "SHARES" means a share or shares of Common Stock, as adjusted in accordance with Section 8 of the Plan that is allocated to the Plan.

(BB) "STOCK PURCHASE AND RESTRICTION AGREEMENT" means an agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

(CC) "SUBSIDIARY" means, whether now or hereafter existing, a subsidiary or parent corporation of the Company as such term is defined in Sections 424(e),
(f)  and  (g)  of  the  Code.

(DD) "VESTED AMOUNT" shall mean, with respect to each Option, a percentage of the shares for which the Option has become exercisable, subject to the further terms of the Plan.

SECTION  3.     ADMINISTRATION.
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(A)     PROCEDURE.  The Plan shall be administered by the  Board or  a Committee consisting of not less than two (2) persons appointed by the Board, which shall be the Administrator. In the event the Company has a class of equity securities registered under the Exchange Act, the Board shall administer the Plan or shall appoint a Committee in accordance with Section 3(b).

(B) COMMITTEE. If a Committee is appointed by the Board, then the Committee shall possess the power and authority of the Board in administering the Plan on behalf of the Board, subject to the terms and conditions as the Board may prescribe. Members of the Committee shall be members of the Board and shall serve for such period of time as the Board may determine. From time to time, the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, in the event the Company has a class of equity securities registered under the Exchange Act, the Committee shall be composed of two (2) or more Non-Employee Directors.

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(C)     POWERS  OF  THE  ADMINISTRATOR.  Subject  to  the provisions of the Plan
(and, in the case of the Committee, the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its sole discretion:

(I)     to  determine  whether and to what extent Options are granted hereunder;

(II) to determine the Fair Market Value of the Share based upon review of relevant information and in accordance with Section 7 of the Plan;

(III)     to  determine  the  exercise  price  of the Options in accordance with
Section  6(b)  of  the  Plan;

(IV) to select the Optionees to whom Options may from time to time be granted;

(V) to determine the number of Shares to be subject to each Option granted hereunder;

(VI) to prescribe, amend and rescind rules and regulations relating to the Plan;

(VII) to determine the terms and provisions of each Option granted under the Plan, each Option Agreement and each other agreement that in the sole discretion of the Administrator may be required (all of which agreements need not be identical with the terms of other Options, Option Agreements or other agreements);

(VIII) to determine the circumstances under which the vesting or exercise date of an Option will be accelerated;

(IX) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options;

(X) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the granting or exercise thereof;

(XI) to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 6(c) hereof;

(XII)     to  terminate  the  Plan  in  the  event  of  a Change of Control; and

(XIII) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

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(D)     EFFECT  OF  THE ADMINISTRATOR'S DECISION.  All decisions, determinations and interpretations of the Administrator pursuant to the provisions of the Plan shall be final and binding on all Optionees and any other holders of Options.

     (E) LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option awarded hereunder.

SECTION  4.     ELIGIBILITY.
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     (A)     ELIGIBLE PERSONS.  Options may be granted at any time and from time to time to any Employee or Consultant who shall be selected by the Administrator. Any grant of Options may include or exclude any Employee or Consultant as the Administrator shall determine in its sole discretion. Consultants who are not also Employees of the Company are eligible to be granted Non-Qualified Stock Options under the Plan but are not eligible to be granted Incentive Stock Options under the Plan.

(B) VESTING AND EXERCISABILITY OF OPTIONS. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Administrator and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

(C) EFFECT UPON ENGAGEMENT. The Plan will not confer upon any Optionee any right with respect to the continuation of any employment, consulting or any other relationship with the Company nor will it interfere in any way with such Optionee's right or the Company's right to terminate that Optionee's employment, consulting or other relationship with the Company at any time, whether with or without cause.

SECTION  5.     STOCK  SUBJECT  TO  THE  PLAN.
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     (A)     MAXIMUM  NUMBER  OF  SHARES.
(I) Subject to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 15,000,000 Shares (provided, however, that if the number of Shares exceeds the amount specified by Section 260.140.45 of Title 10 of the California Administrative Code, stockholder approval shall be obtained in accordance with the requirements of such section). The Shares may be authorized, but unissued or reacquired, Common Stock.

(II) Over the term of the Plan, no individual Optionee may receive options for more than 10,000,000 Shares.

     (B) RETURN OF SHARES TO THE PLAN. If an Option expires, is terminated or becomes unexercisable for any reason without having been exercised in full, then the unpurchased Shares subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan.

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SECTION  6.     TERMS  AND  CONDITIONS  OF  OPTIONS.
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     Each  Option  granted  under  the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement, which shall state or incorporate by reference all other terms and conditions of the Plan including, without limitation, the following terms and conditions:

     (A) NUMBER OF SHARES. The Option Agreement shall state the number of Shares subject to the Option.

     (B)     OPTION  EXERCISE  PRICE.

(I) INCENTIVE STOCK OPTIONS. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per Share on the date such Option is granted, without regard to any restriction other than a restriction that by its terms will never lapse; provided, however, that any Incentive Stock Option granted under this Plan to an Employee who, at the time such Option is granted, owns more than 10% of the current total combined voting power of all classes of the capital stock of the Company, shall have an exercise price per Share of not less than 110% of the Fair Market Value of the Share on the date such Option is granted.

(II) NON-QUALIFIED STOCK OPTIONS. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-Qualified Stock Option shall be stated in the Option Agreement and shall be determined by the Administrator but shall be at least $.01 per Share; provided that in the case of a Non-Qualified Stock Option granted to an Optionee who is a resident of the State of California, the per Share exercise price shall not be less than 85% (110% in the case of a Non-Qualified Stock Option granted to an Optionee who, at the time such Option is granted, owns more than 10% of the current total combined voting power of all classes of the capital stock of the Company) of the Fair Market Value of the Share on the date such Option is granted.

     (C) CONSIDERATION. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of cash, check, promissory notes or Shares having an aggregate Fair Market Value per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board. In making its determination as to the type of consideration to accept, the Administrator shall consider if the acceptance of such consideration may be reasonably expected to benefit the Company.

(I) PROMISSORY NOTE. If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse note and shall bear interest at a per annum rate which is not less than the applicable federal rate

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determined  in  accordance  with  Section  1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

(II) SHARE SURRENDER. If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, Shares may be surrendered in satisfaction of the Option price only if the Optionee certifies in writing to the Company that the Optionee owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in Shares if the Administrator determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to an Optionee.

     Except as otherwise provided by the Administrator, if payment is made in whole or in part in Shares, the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Administrator, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Administrator to accept such Shares in payment of the option price. The Administrator may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

     (D) FORM OF OPTION. The Option Agreement shall state whether the Option granted thereunder is intended to be an Incentive Stock Option or a Non-Qualified Stock Option and shall, subject to the terms of the Option Agreement, constitute a binding determination as to the form of Option granted thereunder.

     (E)     EXERCISE  OF  AN  OPTION.

(I) Unless otherwise provided by the Administrator in the Option Agreement, the Vested Amount of any Option granted hereunder shall be exercisable at the rate of 25% per year commencing on the first anniversary of the date of grant; provided, however, that in the case of Options granted to Optionees who (A) are residents of the State of California and (B) are not officers, directors or consultants of the Company, such Options shall be exercisable at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions, such as continued service.

(II)     An  Option  may  not  be  exercised  for  a  fraction  of  a  Share.

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(III)     An  Option  may  not  be exercised after the date of expiration of its term  as  shall  be  set  forth  in  the  Option  Agreement.

(IV) An Option shall be deemed to have been exercised when written notice of such exercise has been received by the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is to be exercised has been received by the Company, accompanied by an executed Stock Purchase and Restriction Agreement and any other agreements required by the Administrator or the terms of the Plan and/or Option Agreement. An Optionee shall have no right to vote or receive dividends and shall have no other rights as a stockholder with respect to the Shares, notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock Certificate evidencing such Shares. No adjustment shall be made for a dividend or other right for which the record date is prior to the date a stock Certificate with respect to the Shares is issued.

(V) As soon as practicable after the proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a Certificate or Certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the Certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

(VI) The exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

     (F)     TERMINATION  OF  OPTIONS.

(I) TERMINATION IN GENERAL. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Administrator and set forth in the Option Agreement and shall be void and unexercisable thereafter.

(II) TERMINATION OF RELATIONSHIP WITH THE COMPANY. Unless sooner terminated as provided in this Plan, in the event of the termination of an

Optionee's employment or consulting relationship with the Company (as the case may be) for any reason other than the death or Disability of the Optionee, such Optionee may, within three (3) months (or such other period of time as is determined by the Administrator and stated in the Option Agreement) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option up to the Vested Amount as of the date of termination, but only to the extent that the Optionee was entitled to exercise the Option on the date of such termination. To the extent the Optionee was not entitled to exercise the Option on the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option will terminate.

(III) DISABILITY OR DEATH. Unless sooner terminated as provided in this Plan, in the event of the Disability or death of an Optionee while employed or engaged by the Company (as the case may be), Options held by such Optionee that are exercisable on the date of Disability or death shall be exercisable up to the Vested Amount as of the date of Disability or death for a period of 12 months commencing on the date of the Optionee's Disability or death, as applicable. In the event of the Optionee's Disability, such Options may be exercisable by the Optionee or his or her legal guardian or representative; provided, however, if such Disabled Optionee shall commence any employment or engagement during such 12-month period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Administrator, then all Options held by such Optionee that have not yet been exercised shall terminate immediately upon the commencement thereof. In the event of the Optionee's death, such Options may be exercisable by the Optionee's executor(s) or administrator(s).

(IV) AGREEMENT TO TERMINATE. Options may be terminated at any time by agreement between the Company and the Optionee.

     (G)     OTHER  PROVISIONS.
(I) Notwithstanding any provision in this Plan or an Option Agreement to the contrary, no Option granted to any Optionee under this Plan shall be treated as an Incentive Stock Option to the extent that such Option would cause the aggregate Fair Market Value of all Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year (determined as of the date of grant of each such Option) to exceed $100,000. For purposes of determining whether an Incentive Stock Option granted to an Optionee would cause the aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order granted. For purposes of this subsection, Incentive Stock Options granted to an

Optionee shall include all incentive stock options under all plans of the Company that are incentive stock option plans within the meaning of Section 422 of the Code. Options may be exercised in any order elected by the Optionee, whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

(II) Notwithstanding any other provision of this Plan or an Option Agreement to the contrary, no Option shall be (A) granted under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of grant; provided that if an Incentive Stock Option shall be granted under this Plan to any Employee who, at the time of the grant of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's capital stock, the foregoing clause (B) shall be deemed modified by substituting the term "five (5) years" for the term "ten (10) years" that appears therein.

SECTION  7.     FAIR  MARKET  VALUE  OF  COMMON  STOCK.
                --------------------------------------
     The Fair Market Value of a Share, as of any date, shall be determined as follows:

     (A) If the Shares are listed on a national or regional securities exchange or traded through NASDAQ/NMS, then the Fair Market Value of a Share shall be the closing price for a Share on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal or such other source as the Administrator deems reliable on the relevant valuation date, or if there is no trading on that date, on the next trading date.

(B) If the Shares are traded in the over-the-counter market, then the Fair Market Value of a Share shall be the mean of the bid and asked prices for a Share on the relevant valuation date as reported in The Wall Street Journal or other source the Administrator deems reliable (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or the NASD OTC Bulletin Board), or if there is no trading on such date, on the next trading date.

(C) In the absence of an established market for the Shares, the Fair Market Value of a Share shall be determined by the Board in its sole discretion.

SECTION  8.     ADJUSTMENTS.
                -----------
     (A) ADJUSTMENTS. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, and the price per Share covered by an Option will each be proportionately adjusted for any increase or decrease in the number of outstanding Shares resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations or automatic conversion of shares of one class of stock to those of another by operation of the terms of such stock. Such adjustment shall be made by the Board whose determination in that respect will be final, binding and conclusive. Except as provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Option.

     (B) NO FRACTIONAL SHARES. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip Certificates in respect to any fractional Shares, which scrip Certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

SECTION  9.     RIGHTS  AS  A  STOCKHOLDER.
                --------------------------
     An Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a stock
Certificate with respect to the Shares purchased upon such exercise of the Option has been issued to Optionee as set forth in Section 6(e)(iv) and (v) hereof.

SECTION  10.     FORFEITURE.
                 ----------
     Notwithstanding any other provision of this Plan, (A) if an Optionee's employment with the Company is terminated by the Company pursuant to the cause termination provisions of an applicable employment agreement, or (B) if the Optionee's employment or consulting relationship with the Company (as the case may be) is terminated and the Board makes a determination that the Optionee (I) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of Optionee's employment or consulting relationship, (II) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, (III) has made an unauthorized disclosure of trade secrets or confidential information of the Company, or (IV) has breached any confidentiality agreement or non-competition agreement with the Company in any material respect, then, at the election of the Board, all unexercised Options held by the Optionee (whether or not then exercisable) shall terminate. In the event of such an election by the Board, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered stock Certificates to the Optionee and the Company shall refund to the Optionee the exercise price paid to it upon exercise of the Option with respect to such Shares. Notwithstanding anything herein to the contrary, the Company may withhold delivery of stock Certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

SECTION  11.     TIME  OF  GRANTING  OPTIONS.
                 ---------------------------
     The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination to grant the Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

SECTION  12.     MODIFICATION,  EXTENSION,  RENEWAL  OF  OPTION.
                 ----------------------------------------------
     Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised); provided that no Incentive Stock Option may be modified, extended or renewed if such action would cause such Option to cease to be an incentive stock option within the meaning of Section 422 of the Code.

SECTION  13.     TRANSFERABILITY.
                 ---------------
     No Option may be sold, pledged, assigned, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his or her Options shall be exercisable only by the Optionee, or, in the event of his or her legal incapacity or Disability, by the legal guardian or representative of the Optionee; provided that the Administrator may, in its discretion, at the time of grant of a Non-Qualified Stock Option or by amendment of an Option Agreement for an Incentive Stock Option or a Non-Qualified Stock Option, provide that Options granted to or held by an Optionee may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee; provided further that (I) any such transfer is without consideration and (II) each transferee is a member of such Optionee's Immediate Family; and provided further that any Incentive Stock Option granted pursuant to an Option Agreement which is amended to permit transfers during the lifetime of the Optionee shall, upon the effectiveness of such amendment, be treated thereafter as a Non-Qualified Stock Option. No transfer of an Option shall be effective unless the Administrator is notified of the terms and conditions of the transfer and the Administrator determines that the transfer complies with the requirements for transfers of Options under the Plan and the Option Agreement. Any person to whom an Option has been transferred may exercise any Options only in accordance with the provisions of this Section 13 and Section 6(f)(iii).

SECTION  14.     POWER  OF  BOARD  IF  CHANGE  OF  CONTROL.
                 -----------------------------------------
     (A) IN GENERAL. Notwithstanding anything to the contrary set forth in this Plan, in the event of a Change of Control, the Board shall have the right, in its sole discretion, to accelerate the vesting of all Options that have not vested as of the date of the Change of Control and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board shall have the right, in its sole discretion, subject to and conditioned upon a Sale of the Company:
(I) to arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (II) to terminate this Plan and (A) to pay to all Optionees cash with respect to those Options that are vested as of the date of the Sale of the Company in an amount equal to the difference between the Option Price and the Fair Market Value of a Share (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the Sale of the Company which are held by the Optionee as of the date of the Sale of the Company, or (B) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (C) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the Sale of the Company rather than the Option at the time of the Sale of the Company. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

     (B) LIMITATIONS. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Company shall not have the right to take any actions described in the Plan that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

SECTION  15.     FINANCIAL  INFORMATION.
                 ----------------------
     With respect to Optionees (including Optionees who have already exercised their Options) who are residents of the State of California, the Company will comply with Section 240.140.46 of Title 10 of the California Administrative Code, which requires the Company to deliver financial statements at least annually to such Optionees.

SECTION  16.     AMENDMENT  OR  TERMINATION  OF  THE  PLAN.
                 -----------------------------------------
     Insofar as permitted by law and the Plan, the Board may at any time suspend, terminate, discontinue, alter or amend the Plan in any respect whatsoever; provided, however, that without prior approval of at least a majority of the stockholders entitled to vote thereon, no such revision or amendment may increase the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of Optionees eligible to receive Options or decrease the price at which Options may be granted. Any other provision of this Section notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the Non-Qualified Stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

SECTION  17.     APPLICATION  OF  FUNDS.
                 ----------------------
     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

SECTION  18.     NO  OBLIGATION  TO  EXERCISE  OPTION.
                 ------------------------------------
     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

SECTION  19.     APPROVAL  OF  STOCKHOLDERS.
                 --------------------------
     This Plan shall become effective on the date that it is adopted by the Board; provided that (a) it shall become limited to a non-qualified stock option plan if it is not approved by the stockholders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board and (b) any Option exercised by an Optionee who is a resident of the State of California shall be rescinded if stockholder approval of the Plan is not obtained with one year of its adoption by the Board. The Board may grant Options hereunder prior to approval of the Plan, or any material amendments thereto, by the holders of a majority of the Company's outstanding voting stock; provided that any and all Options so granted shall be converted into non-qualified stock options if the Plan, or a material amendment, is not approved by such stockholders within 365 days of its adoption or material amendment.

SECTION  20.     CONDITIONS  UPON  ISSUANCE  OF  SHARES.
                 --------------------------------------
     (A) Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

(B) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(C) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to, a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

SECTION  21.     RESERVATION  OF  SHARES.
                 -----------------------
     (A) The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(B) The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION  22.     OTHER  AGREEMENTS.
                 -----------------
     Options shall be evidenced by an Option Agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which Option Agreement shall evidence and reflect the terms and conditions of an Option as set forth in Section 6 hereof. Upon exercise of an Option, the Optionee may be required to execute and deliver to the Company a Stock Purchase and Restriction Agreement in such form or forms as the Board shall approve from time to time. The Administrator may, from time to time, require such other agreements in connection with the Option as it, in its sole discretion, deems advisable. The Option Agreement and the Stock Purchase and Restriction Agreement and any other agreement required by the Plan or the Option Agreement, as determined by the Board, may contain such other provisions as the Board in its discretion deems advisable and that are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

SECTION  23.     TAXES,  FEES,  EXPENSES  AND  WITHHOLDING.
                 -----------------------------------------

     (A) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of an Option and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will, from time to time, use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

(B) The granting of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition to the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

SECTION  24.     NOTICES.
                 -------
     Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to the Optionee at the address given beneath the signature of the Optionee on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

SECTION  25.     NO  ENLARGEMENT  OF  EMPLOYEE  RIGHTS.
                 -------------------------------------
     This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee or Consultant, or to be consideration for or a condition of the employment or service of any Employee or Consultant as the case may be. Nothing contained in this Plan shall be deemed to give any Employee or Consultant the right to be retained in the employ or service of the Company, or to interfere with the right of the Company to discharge or retire any Employee or Consultant thereof at any time. No Employee or Consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee or Consultant, and upon such grant such Employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

SECTION  26.     INFORMATION  TO  OPTIONEES.
                 --------------------------
     The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

SECTION  27.     AVAILABILITY  OF  PLAN.
                 ----------------------
     A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown to any eligible person making reasonable inquiry concerning it.

SECTION  28.     INVALID  PROVISIONS.
                 -------------------
     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION  29.     APPLICABLE  LAW.
                 ---------------
     This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to any conflicts of laws.

SECTION  30.     BOARD  ACTION.
                 -------------
     Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, Certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (b) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

SECTION  31.     MISCELLANEOUS.
                 -------------
     This Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, as promulgated under Section 16 of the Exchange Act such that Options granted pursuant to the Plan will be exempted from the provisions of Section 16(b) thereof. To the extent that any provision of the Plan would cause a conflict with such requirements, such provision shall be deemed null and void to the extent permitted by applicable law. This Section shall not be applicable if no class of the Company's equity securities is then registered pursuant to Section 12 of the Exchange Act.